UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07528

Insured Municipal Income Fund Inc.

(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
51 West 52nd Street
New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2008

Item 1. Reports to Stockholders.

Insured Municipal Income
Fund Inc.
Annual Report
March 31, 2008

Insured Municipal Income Fund Inc.

May 15, 2008

Dear shareholder,
We present you with the annual report for Insured Municipal Income Fund Inc. (the “Fund”) for the 12 months ended March 31, 2008.

Performance
Over the 12-month period, the Fund declined 4.52% on a net asset value basis and 3.86% on a market price basis. Over the same period, the Fund’s peer group, the Lipper Insured Municipal Debt Funds (Leveraged) category, posted median net asset value and market price declines of 3.65% and 5.75%, respectively. Finally, the Fund’s benchmark, the Lehman Brothers Municipal Bond Index (the “Index”), returned 1.90% for the period. (For more performance information, please refer to “Performance at a glance” on page 9.)	Insured Municipal Income
Fund Inc.

Investment goal:
High level of current income exempt from federal
ncome tax, consistent with preservation of capital

Portfolio Manager:
Kevin McIntyre
UBS Global Asset
Management (Americas) Inc.

Commencement:
June 8, 1993

NYSE symbol:
PIF

Dividend payments:
Monthly

During the period, the Fund’s underperformance on a net asset value basis versus its peer group was largely the result of an overweight to intermediate-term bonds, which lagged their shorter-term counterparts. When compared to its Index, however, the Fund's performance was significantly impacted by the fact that insured bonds underperformed other types of municipal bonds during the period.

The Fund continued to use leverage during the reporting period. As of March 31, 2008, leverage accounted for approximately 42% of the Fund’s total assets. Leverage magnifies returns on both the upside and on the downside.

A word on the Fund’s auction preferred shares (“APS”):
As you may know, APS are a type of preferred stock issued by many closed-end funds. The Fund issued APS to raise assets that were then used to leverage the Fund’s investments (that is, buy more municipal securities). In utilizing leverage, the Fund has sought to deliver higher yields and returns to the Fund’s common shareholders. (For purposes of

Insured Municipal Income Fund Inc.

clarification, purchasers of APS in a closed-end fund are known as“preferred shareholders,” while the remaining investors are known as“common shareholders.”)

In the time since we last reported to you, demand for APS has seen an unprecedented decline, leading to the widespread failure of APS auctions. (Essentially, an auction fails when existing holders of APS looking to sell their shares are unable to do so at that particular auction, because there are not sufficient buy orders.) It is important to note that these failed auctions are not “credit events” for the Fund; that is, they do not result in a default by the Fund. Rather, they are liquidity events that impact a closed-end fund’s preferred and common shareholders differently.

Given that the Fund’s preferred shareholders have experienced a loss of liquidity due to their inability to sell their APS, they are entitled to receive dividends at a “maximum rate.” This rate is based upon a formula in the Fund’s governing documents, and is currently calculated and reset on a weekly basis. Preferred shareholders will continue to receive dividends calculated in this manner until auctions successfully recommence or APS shares are redeemed by the Fund or certain other events occur (for example, shareholder-approved APS restructuring).

At this time, because the Fund’s costs related to APS dividends remain lower than the long-term earnings generated by the Fund’s portfolio investments, the yield realized by the Fund’s common shareholders is greater than it would be without the leverage.

The Fund’s board and UBS Global Asset Management are carefully monitoring the situation, including the level of reset rates. We cannot predict when (or even if) the next successful auction will occur. This depends on factors outside of our control, including the supply and demand for APS and general economic conditions.

We remain keenly aware of concerns relating to our preferred shareholders’ loss of liquidity and the impact of the Fund paying dividends to preferred shareholders at the maximum rate. At this time, we are evaluating a number of options, and would update investors should a particular course or courses of action be adopted—most likely, initially through a press release. Unfortunately, given the complexities involved, it takes time to evaluate the options and to carefully consider the impact on the Fund and all shareholders.

2

Insured Municipal Income Fund Inc.

An interview with Portfolio Manager Kevin McIntyre
Q.	What is bond insurance, and how did the impairment of some monoline bond insurers affect the Fund?
A.	Many bond issuers frequently use bond insurance to improve the credit quality of securities that they want to issue, with a goal of making it easier and less expensive to access credit markets. Bond insurance was intended to boost credit quality by offering protection against default by the issuer or downgrade if a bond issuer cannot meet its obligations to pay interest and principal to bondholders in a timely manner. Historically, this also has led to enhanced liquidity for insured bonds because there was greater demand among investors for highly-rated securities.

Companies whose primary line of business is to provide insurance services to one industry are called “monoline” insurers. Monoline insurers back approximately 50% of the municipal bonds outstanding. Major bond insurers in the US include Ambac Assurance Corporation, CIFG Guaranty, Financial Guaranty Insurance Company, Assured Guaranty Corp., Financial Guaranty Corp., and MBIA Insurance Corp.

No major monoline insurer had ever been downgraded, or had defaulted, prior to 2007. However, in 2007, amid a housing market decline and the global credit crisis, subprime and adjustable rate mortgages and related securities were placed under extreme strain. Many monoline bond insurers posted losses as insured structured products appeared headed for default, and utilization of bond insurance fell precipitously by the end of 2007. Several of the major insurers were downgraded by the major ratings agencies, and lost their AAA ratings.

During the period, the turmoil in this portion of the market weighed on the value of many municipal bonds, hindering performance. Some monoline insurers avoided the problem areas and were not impaired. We anticipate that the market will focus more on the underlying credit quality of the issuers of insured bonds; yet we believe that bond insurance will likely continue to be an important aspect of the municipal bond market, which has seen the entrance of new insurers (e.g., Berkshire Hathaway Assurance Corp.).

Q.	How would you describe the economic environment during the reporting period?
A.	The US economy, which had been fairly resilient through the third quarter of 2007, weakened considerably during the remainder of the reporting period. After reporting that second and third quarter 2007 gross domestic product (“GDP”) growth was 3.8% and 4.9%,

3

Insured Municipal Income Fund Inc.

respectively, the US Department of Commerce said that GDP growth sank to 0.6% in the fourth quarter of 2007. Advance estimates for first quarter 2008 GDP growth remained just 0.6%. A variety of factors caused the economy to stumble, including the ongoing troubles in the housing market and tepid consumer and business spending. Housing prices continue to fall and credit conditions have tightened due, in part, to the massive write-downs associated with subprime mortgages.

While the job market had held up relatively well during the fourth quarter of 2007, it too has faltered, with the unemployment rate reaching its highest level since September 2005.

Despite slowing growth, inflationary pressures are mounting. Typically, when economic growth slows, falling demand helps to temper rising prices. However, record high oil prices and rising food prices have caused inflation to remain elevated.

Q.	How did the Federal Reserve Board (the “Fed”) manage the federal funds rate over the period?
A.	The Fed has been extremely aggressive in attempting to ease the credit crunch and keep the US economy from falling into a recession. Fed Chairman Ben Bernanke initially indicated that the issues related to the subprime mortgage market would probably not impact the overall economy. However, as the problems and fallout from subprime mortgages escalated, the Fed moved into action by pumping substantial amounts of liquidity into the financial system in order to facilitate normal market operations. In mid-September 2007, the Fed reduced the federal funds rate from 5.25% to 4.75%, the first such cut since June 2003. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.)

Since that time, the Fed has lowered the fed funds rate on six additional occasions. In late April 2008, following the conclusion of the reporting period, the rate was lowered to 2.00%—the lowest level since 2004. In conjunction with this latest rate cut, the Fed stated: “Recent information indicates that economic activity remains weak. Household and business spending has been subdued and labor markets have softened further. Financial markets remain under considerable stress, and tight credit conditions and the deepening housing contraction are likely to weigh on economic growth over the next few quarters.”

4

Insured Municipal Income Fund Inc.

Q.	How did the bond market perform in this environment?
A.	Both taxable and municipal bond prices fluctuated during the reporting period. Issues related to the bursting of the housing bubble and the subprime mortgage meltdown triggered several “flights to quality.” During those times, investors flocked to the relative safety of shorter-term US Treasuries and largely shunned other types of fixed income securities—even high-quality municipal bonds.

Overall, during the period, two-year Treasury yields fell from 4.58% to 1.62%, while 10-year Treasury yields moved from 4.65% down to 3.45%. The Treasury yield curve steepened during the reporting period, as short-term yields fell sharply given the Fed’s numerous rate cuts, while longer-term yields fell to a lesser extent, due to concerns over inflation.

Q.	Municipal bonds have appeared in the headlines in recent months. What were some of the issues impacting the municipal bond market?
A.	Toward the end of the reporting period, municipal bond prices fell dramatically. We believe this was mainly due to issues related to bond insurers, together with forced selling by highly leveraged hedge funds and concerns that slower growth could impact some issuers’ ability to meet their debt obligations.

While the municipal bond market rallied somewhat in March 2008, it underperformed the taxable bond market over the course of the reporting period. Within the municipal bond market, shorter-term securities outperformed their longer-term counterparts, and higher-quality bonds outperformed those of a lower quality, given investors’ increased risk aversion.

Q.	In general terms, how did you position the portfolio?
A.	During the reporting period, we extended the Fund’s duration somewhat, although it remained slightly shorter than that of its benchmark. (Duration is a measure of a fund’s sensitivity to interest rate changes and is related to the maturity of the bonds comprising the portfolio.)

In terms of yield curve positioning, we maintained a “bulleted” strategy, in which we held securities of specific maturities as we expected the yield curve to steepen. Specifically, we held overweight positions versus the benchmark in the 15- and 20-year area of the curve, which was beneficial to results. Our underweight to the 20+ year portion of the curve also contributed to performance. In contrast,

5

Insured Municipal Income Fund Inc.

our underweight to the shorter end of the municipal yield curve detracted from results, as this area generated strong performance during the reporting period.

In terms of credit quality, we were underweight to AAA rated municipal bonds and overweight to bonds rated AA, A and BBB. This detracted from performance, given the flights to quality that occurred during the period.

Q.	Which sector positions were important for the Fund?
A.	Water-related municipal bonds continued to be our largest sector position. We believe the water sector offers attractive levels of revenue, coupled with greater earnings stability than some other sectors of the municipal bond market. Given the uncertain economic outlook, these bonds appear to be particularly attractive, as their risk/reward characteristics remain relatively intact even during moderating growth environments. However, this position detracted from performance during the reporting period.

During the reporting period, we increased our exposures to a number of sectors, including airports and hospitals. Airports have been a focus for the Fund for quite some time, as they possess what we believe to be compelling risk/reward characteristics. We continued to find the hospitals sector attractive due to efficiency improvements and stronger management at a number of companies. Our overweight position in airports was not rewarded during the reporting period, due to concerns regarding the potential impact of the weakening economy. Our hospitals exposure detracted slightly from the Fund’s performance versus the benchmark.

We reduced our exposure to general obligation (GO) bonds during the reporting period, which detracted slightly from performance. GO bonds are issued with the belief that the issuer will be able to repay its debt obligation entirely through taxation, as no assets are used as collateral. Overall, we found these bonds to be less attractive given the slower growth environment and moderating tax revenues. We also lowered our exposure to lower-quality lease revenue bonds given their unattractive risk/reward characteristics. However, this detracted from performance during the reporting period.

6

Insured Municipal Income Fund Inc.

Q.	Were there any states or regions that were an area of focus for the Fund?
A.	A large portion of outstanding municipal securities are issued by a fairly small number of states. As of March 31, 2008, approximately 60% of the Fund’s holdings were in the securities of issuers in five states. These were California, Texas, Illinois, New York and Florida. As always, we focused on purchasing bonds from states that are, in our view, enjoying improved fiscal health and offering attractively valued municipal bonds. Given these criteria, we reduced the Fund’s exposure to states that are facing budgetary challenges, such as California, New York and Florida, during the reporting period.

Q.	What is your outlook for the economy and the municipal bond market?
A.	Continuing concerns regarding housing, subprime mortgages and the value of various financial assets have had a negative impact on the economy and financial concerns in particular. We believe it is likely that the Fed’s actions and fiscal stimulus initiatives will ultimately alleviate some of these stresses. We plan to continue to monitor the economic data closely as we seek to add value for our shareholders.

7

Insured Municipal Income Fund Inc.

We thank you for your continued support and welcome any comments or questions you may have. For additional information regarding your fund, please contact your Financial Advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Kai R. Sotorp
President
Insured Municipal Income Fund Inc.
Head Americas
UBS Global Asset Management (Americas) Inc.

Kevin McIntyre
Portfolio Management Team
Insured Municipal Income Fund Inc.
Director
UBS Global Asset Management (Americas) Inc.

Elbridge T. Gerry III
Portfolio Management Team
Insured Municipal Income Fund Inc.
Managing Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended March 31, 2008. The views and opinions in the letter were current as of May 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

8

Insured Municipal Income Fund Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 03/31/08

Net asset value returns	1 year	5 years	10 years

Insured Municipal Income Fund Inc.	-4.52%	2.58%	4.12%

Lipper Insured Municipal Debt Funds (Leveraged) median	-3.65	3.47	4.76

Market price returns

Insured Municipal Income Fund Inc.	-3.86%	3.65%	5.13%

Lipper Insured Municipal Debt Funds (Leveraged) median	-5.75	3.60	4.88

Index returns

Lehman Brothers Municipal Bond Index	1.90%	3.92%	4.99%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

The Lehman Brothers Municipal Bond Index is an unmanaged, unleveraged measure of the total return for municipal bonds issued across the United States. Index returns do not include reinvestment of dividends and do not reflect any fees or expenses.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

Share price, dividend and yields as of 03/31/08

Market price	$12.38

Net asset value (per share applicable to common shareholders)	$13.71

March 2008 dividend	$0.0475

Market yield(1)	4.60%

NAV yield(1)	4.16%

(1)	Market yield is calculated by multiplying the March dividend by 12 and dividing by the month-end market price. NAV yield is calculated by multiplying the March dividend by 12 and dividing by the month-end net asset value. Prices and yields will vary.

9

Insured Municipal Income Fund Inc.

Portfolio statistics (unaudited)

Characteristics	03/31/08		09/30/07		03/31/07

Net assets applicable to common shareholders (mm)	$282.9		$301.5		$308.6

Weighted average maturity	14.9	yrs	16.7	yrs	15.7	yrs

Weighted average modified duration	4.8	yrs	4.2	yrs	4.6	yrs

Weighted average coupon	5.0%		5.1%		5.1%

Leverage(1)	42.1%		41.0%		39.3%

Securities subject to Alternative Minimum Tax (AMT)(2)	17.9%		18.1%		15.9%

Maturing within five years(2)	6.3%		2.6%		8.2%

Maturing beyond five years(2)	93.7%		97.4%		91.8%

Insured securities(2)	82.7%		80.7%		81.8%

Non-insured securities(2)	17.3%		19.3%		18.2%

Portfolio composition(3)	03/31/08		09/30/07		03/31/07

Long-term municipal bonds	94.0%		96.9%		94.6%

Short-term municipal notes	5.7		0.8		5.8

Futures	(0.0)	(4)	0.0	(4)	0.1

Cash equivalents and other assets less liabilities	0.3		2.3		(0.5)

Total	100.0%		100.0%		100.0%

Credit quality(2)	03/31/08		09/30/07		03/31/07

AAA	58.5%		80.1%		76.4%

AA	10.0		5.6		5.4

A	12.0		2.4		3.2

A-1	4.9		0.9		1.1

BBB	9.1		7.3		6.7

Nonrated	5.5		3.7		7.2

Total	100.0%		100.0%		100.0%

(1)	As a percentage of total assets as of the dates indicated.

(2)	Weightings represent percentages of total investments as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are designated by Standard & Poor’s Rating Group, an independent rating agency.

(3)	As a percentage of net assets applicable to common and preferred shareholders as of the dates indicated.

(4)	Represents less than 0.05% of net assets applicable to common and preferred shareholders as of the dates indicated.

10

Insured Municipal Income Fund Inc.

Portfolio statistics (unaudited) (concluded)

Top five states(1)	03/31/08		09/30/07		03/31/07

California	20.7%	California	30.3%	California	31.7%

Texas	14.0	New York	14.9	New York	10.6

Illinois	9.1	Florida	8.6	Florida	10.2

New York	8.6	Texas	7.4	Texas	8.2

Florida	7.5	South Carolina	6.3	South Carolina	6.4

Total	59.9%		67.5%		67.1%

Top five sectors(1)	03/31/08		09/30/07		03/31/07

Water	25.2%	Water	26.0%	Water	25.6%

Airport	16.0	General obligations	20.1	General obligations	17.7

General obligations	14.6	Power	13.0	Power	11.3

Hospital	12.0	Airport	11.1	Airport	11.1

Power	6.4	Hospital	6.5	Hospital	7.0

Total	74.2%		76.7%		72.7%

(1)	Weightings represent percentages of total investments as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.

11

Insured Municipal Income Fund Inc.

Portfolio of investments—March 31, 2008

	Moody’s	S&P
	rating	rating	Face
	(unaudited)	(unaudited)	amount	Value

Long-term municipal bonds—163.75%

California—35.96%
California State General Obligation
(FGIC Insured),
7.000%, due 11/01/12	A1	A+	$30,000	$30,112

Long Beach Finance Authority
Lease Revenue-Aquarium
of the South Pacific
(AMBAC Insured),
5.500%, due 11/01/15	Aaa	AAA	2,000,000	2,141,000

Los Angeles Community College
District Refunding-Election
2001-Series A (FSA Insured),
5.000%, due 08/01/25	Aaa	AAA	5,000,000	5,116,750

5.000%, due 06/01/26	Aaa	AAA	9,000,000	9,165,240

Los Angeles County Sanitation
Districts Financing Authority
Revenue-Capital Projects-Series A
(FSA Insured),
5.000%, due 10/01/20	Aaa	AAA	8,475,000	8,827,306

Los Angeles Wastewater System
Revenue Refunding-Subseries A
(MBIA Insured),
5.000%, due 06/01/26	Aaa	AAA	11,625,000	11,666,152

Los Angeles Water & Power
Revenue-Power System-Series A,
Subseries A-2 (MBIA-IBC Insured),
5.000%, due 07/01/30	Aaa	AAA	5,000,000	4,973,050

Los Angeles Water & Power
Revenue-Power System-Series B
(FSA Insured),
5.000%, due 07/01/25	Aaa	AAA	6,000,000	6,079,680

Manteca Financing Authority Water
Revenue-Series A (MBIA Insured),
4.750%, due 07/01/33	Aaa	AAA	15,000,000	14,319,600

Metropolitan Water District of
Southern California Waterworks
Revenue-Series A (FSA Insured),
5.000%, due 07/01/35	Aaa	AAA	10,000,000	10,047,500

12

Insured Municipal Income Fund Inc.

Portfolio of investments—March 31, 2008

	Moody’s	S&P
	rating	rating	Face
	(unaudited)	(unaudited)	amount	Value

Long-term municipal bonds— (continued)

California—(concluded)
Oxnard Financing Authority Wastewater
Revenue-Redwood Trunk
Sewer & Headworks-Series A
(FGIC Insured),
5.250%, due 06/01/34	A3	A+	$7,160,000	$7,204,392

Sacramento County Sanitation
District Financing Authority Revenue
Refunding (AMBAC Insured),
5.000%, due 12/01/27	Aaa	AAA	10,000,000	10,031,200

Sacramento Municipal Utility
District Electric Revenue-Municipal
Utility District-Series R
(MBIA Insured),
5.000%, due 08/15/33	Aaa	AAA	5,000,000	4,971,250

San Francisco City & County Airports
Commission International Airport
Revenue Refunding-Second
Series 27B (FGIC Insured),
5.250%, due 05/01/15	A1	A	4,000,000	4,144,720

San Francisco City & County Public
Utilities Commission Water
Revenue-Series A (MBIA Insured),
5.000%, due 11/01/25	Aaa	AAA	3,000,000	3,018,180

				101,736,132

District of Columbia—4.23%
District of Columbia Hospital
Revenue Refunding-Medlantic
Healthcare-Series A
(Escrowed to Maturity)
(MBIA Insured),
5.750%, due 08/15/14	Aaa	AAA	4,000,000	4,046,600

District of Columbia Water & Sewer
Authority Public Utility
Revenue-Subordinate Lien Revenue
(FGIC Insured),
5.000%, due 10/01/33	A1	A+	6,000,000	5,839,800

13

Insured Municipal Income Fund Inc.

Portfolio of investments—March 31, 2008

	Moody’s	S&P
	rating	rating	Face
	(unaudited)	(unaudited)	amount	Value

Long-term municipal bonds—(continued)

District of Columbia—(concluded)
Metropolitan Washington, D.C. Airport
Authority Airport System
Revenue-Series A (MBIA Insured),
5.250%, due 10/01/16(1)	Aaa	AAA	$2,000,000	$2,089,680

				11,976,080

Florida—11.33%
Florida State Board of Education-Capital
Outlay-Series E (FGIC Insured),
5.000%, due 06/01/24	Aa1	AAA	8,000,000	8,095,360

Hillsborough County Port District
Revenue-Tampa Port Authority
Project-Series A (MBIA Insured)(1),
5.750%, due 06/01/16	Aaa	AAA	1,060,000	1,116,710

5.750%, due 06/01/17	Aaa	AAA	1,115,000	1,169,456

5.750%, due 06/01/18	Aaa	AAA	1,175,000	1,225,584

5.750%, due 06/01/19	Aaa	AAA	1,240,000	1,287,579

Miami-Dade County Aviation Revenue
Refunding-Miami International
Airport-Series B (XLCA Insured),
5.000%, due 10/01/18(1)	A2	A-	10,000,000	10,021,700

Miami-Dade County Expressway
Authority Toll System
Revenue-Series B (FGIC Insured),
5.250%, due 07/01/26	A3	A	3,000,000	3,058,950

Miami-Dade County School
Board-Certificates of
Participation-Series A (FGIC Insured),
5.000%, due 05/01/21	A3	A	6,000,000	6,085,920

				32,061,259

Georgia—6.52%
Atlanta Airport Revenue
Refunding-Series D (FGIC Insured),
5.250%, due 01/01/15(1)	A1	A+	11,545,000	12,014,189

Columbus Building Authority Lease
Revenue-Series A (FGIC Insured),
5.250%, due 01/01/16	Aa3	AA	1,015,000	1,097,367

14

Insured Municipal Income Fund Inc.

Portfolio of investments—March 31, 2008

	Moody’s	S&P
	rating	rating	Face
	(unaudited)	(unaudited)	amount	Value

Long-term municipal bonds—(continued)

Georgia—(concluded)
George L Smith II World Congress
Center Authority Revenue
Refunding-Domed Stadium Project
(MBIA Insured),
5.750%, due 07/01/14(1)	Aaa	AAA	$5,000,000	$5,310,850

Georgia Municipal Electric Authority
Power Revenue-Series Y
(Escrowed to Maturity)
(MBIA-IBC Insured),
10.000%, due 01/01/10	Aaa	AAA	15,000	16,958

				18,439,364

Illinois—15.81%
Chicago Board of Education-Series D
(FSA Insured),
5.000%, due 12/01/21	Aaa	AAA	9,885,000	10,387,850

Chicago General Obligation-Unrefunded
Balance-Series A (FSA Insured),
5.000%, due 01/01/25	Aaa	AAA	260,000	263,741

5.000%, due 01/01/26	Aaa	AAA	350,000	353,980

Chicago O’Hare International
Airport Revenue,
Series A (FSA Insured),
5.000%, due 01/01/19	Aaa	AAA	8,960,000	9,565,069

Series B (FSA Insured),
5.000%, due 01/01/18	Aaa	AAA	10,670,000	11,434,292

Chicago Wastewater Transmission
Revenue Refunding-Second
Lien-Series B (FSA-CR FGIC Insured),
5.000%, due 01/01/25	Aaa	AAA	5,000,000	5,091,850

Illinois Health Facilities Authority
Revenue-Franciscan Sisters
Health Care-Series C
(Escrowed to Maturity)
(MBIA Insured),
5.750%, due 09/01/18	Aaa	AAA	4,500,000	5,013,720

15

Insured Municipal Income Fund Inc.

Portfolio of investments—March 31, 2008

	Moody’s	S&P
	rating	rating	Face
	(unaudited)	(unaudited)	amount	Value

Long-term municipal bonds—(continued)

Illinois—(concluded)
Metropolitan Pier & Exposition
Authority Dedicated
State Tax-Series A-2002
(Escrowed to Maturity)
(FGIC Insured),
5.500%, due 12/15/23	A1	AAA	$2,395,000	$2,630,955

				44,741,457

Indiana—6.45%
Indiana Health & Educational Facilities
Financing Authority Hospital
Revenue Refunding-Clarian Health
Obligation Group-Series B,
5.000%, due 02/15/30	A2	A+	5,000,000	4,624,000

Indianapolis Airport Authority Revenue
Refunding-Special Facilities-Fed
Ex Corp. Project,
5.100%, due 01/15/17(1)	Baa2	BBB	8,000,000	7,565,760

Indiana State Finance Authority
Revenue-Ascension Health-Series
E-8 (Mandatory Put 12/15/09 @ 100),
3.500%, due 11/15/36(2),(3)	Aa1	AA+	5,000,000	4,992,850

Indiana University Revenue-Student
Fee-Series O (FGIC Insured),
5.250%, due 08/01/18	Aa1	AA	1,000,000	1,056,490

				18,239,100

Maine—5.28%
Maine Health & Higher Educational
Facilities Authority Revenue-Series A
(Escrowed to Maturity) (FSA Insured),
5.500%, due 07/01/23	Aaa	AAA	4,785,000	4,853,043

Maine Health & Higher Educational
Facilities Authority Revenue-Series A
(MBIA Insured),
5.000%, due 07/01/29	Aaa	NR	10,200,000	10,080,864

				14,933,907

16

Insured Municipal Income Fund Inc.

Portfolio of investments—March 31, 2008

	Moody’s	S&P
	rating	rating	Face
	(unaudited)	(unaudited)	amount	Value

Long-term municipal bonds—(continued)

Massachusetts—2.70%
Massachusetts State Port Authority
Revenue-US Airways Project
(MBIA Insured),
6.000%, due 09/01/21(1)	Aaa	AAA	$1,500,000	$1,509,270

Massachusetts State School Building
Authority Dedicated Sales Tax
Revenue-Series A (FSA Insured),
5.000%, due 08/15/25	Aaa	AAA	6,000,000	6,121,980

				7,631,250

Michigan—3.99%
Michigan State Hospital Finance
Authority Revenue Refunding-Trinity
Health Credit Group-Series D,
5.000%, due 08/15/25	Aa2	AA	5,525,000	5,430,246

Michigan State Hospital Finance
Authority Revenue-Trinity Health
Credit Group-Series A,
5.000%, due 12/01/26	Aa2	AA	6,000,000	5,857,320

				11,287,566

Minnesota—1.81%
Minneapolis & St. Paul Metropolitan
Airport Commission Airport
Revenue-Series B (FGIC Insured),
6.000%, due 01/01/19(1),(4)	Baa3	AA-	5,000,000	5,131,600

Nevada—2.74%
Clark County-Bond Bank-Unrefunded
Balance (MBIA Insured),
5.000%, due 06/01/32	Aaa	AAA	7,820,000	7,743,677

New Mexico—3.03%
University of New Mexico
Revenue-Hospital Mortgage
(FSA-FHA Insured),
5.000%, due 01/01/23	Aaa	AAA	4,130,000	4,232,094

5.000%, due 07/01/23	Aaa	AAA	4,230,000	4,334,565

				8,566,659

17

Insured Municipal Income Fund Inc.

Portfolio of investments—March 31, 2008

	Moody’s	S&P
	rating	rating	Face
	(unaudited)	(unaudited)	amount	Value

Long-term municipal bonds—(continued)

New York—14.95%
Erie County Industrial Development
Agency School Facilities
Revenue-City School District Buffalo
Project-Series A (FSA Insured),
5.750%, due 05/01/19	Aaa	AAA	$5,500,000	$6,177,820

Metropolitan Transportation Authority
Dedicated Tax Fund-Series A
(FSA Insured),
5.250%, due 11/15/24	Aaa	AAA	5,650,000	5,892,385

New York City Industrial Development
Agency Special Facilities
Revenue-Terminal One Group
Association Project,(1)
5.000%, due 01/01/10	A3	BBB+	2,780,000	2,843,857

5.500%, due 01/01/15	A3	BBB+	5,000,000	5,281,950

5.500%, due 01/01/16	A3	BBB+	6,685,000	7,064,039

New York City Industrial Development
Agency Special Facilities
Revenue-Terminal One Group
Association Project
(Mandatory Put 01/01/16 @ 100)
5.500%, due 01/01/18(1),(2)	A3	BBB+	2,750,000	2,851,530

New York City Municipal Water Finance
Authority Water & Sewer System
Revenue-Series C (MBIA Insured),
5.000%, due 06/15/26	Aaa	AAA	7,000,000	7,122,360

Triborough Bridge & Tunnel Authority
Revenue-Subordinate Bonds
(AMBAC Insured),
5.125%, due 11/15/26	Aaa	AAA	5,000,000	5,049,550

				42,283,491

Ohio—3.30%
Buckeye Tobacco Settlement Financing
Authority-Asset Backed Senior
Turbo-Series A-2,
5.125%, due 06/01/24	Baa3	BBB	10,000,000	9,327,000

18

Insured Municipal Income Fund Inc.

Portfolio of investments—March 31, 2008

	Moody’s	S&P
	rating	rating	Face
	(unaudited)	(unaudited)	amount	Value

Long-term municipal bonds—(continued)

Pennsylvania—6.95%
Allegheny County Sanitation Authority
Sewer Revenue Refunding-Series A
(MBIA Insured),
5.000%, due 12/01/23	Aaa	AAA	$15,390,000	$15,584,530

Philadelphia Authority For Industrial
Development Airport
Revenue-Philadelphia Airport System
Project-Series A (FGIC Insured),
5.500%, due 07/01/18(1)	A2	A+	4,000,000	4,075,400

				19,659,930

Puerto Rico—3.50%
University of Puerto Rico-University
Revenue Refunding
System-Series P,
5.000%, due 06/01/21	Baa2	BBB-	10,000,000	9,893,900

South Carolina—7.93%
Medical University of South Carolina
Hospital Authority-Hospital Facilities
Revenue Refunding-Series A
(MBIA-FHA Insured),
5.250%, due 02/15/25	Aaa	AAA	2,500,000	2,529,525

South Carolina State School
Facilities-Series A,
5.000%, due 01/01/13	Aaa	AA+	10,895,000	11,783,596

South Carolina Transportation
Infrastructure Bank Revenue-Series A
(AMBAC Insured),
5.000%, due 10/01/33	Aaa	NR	8,180,000	8,121,677

				22,434,798

Tennessee—0.72%
Memphis-Shelby County Airport
Authority Airport
Revenue-Series D
(AMBAC Insured),
6.000%, due 03/01/24(1)	Aaa	AAA	2,000,000	2,030,260

19

Insured Municipal Income Fund Inc.

Portfolio of investments—March 31, 2008

	Moody’s	S&P
	rating	rating	Face
	(unaudited)	(unaudited)	amount	Value

Long-term municipal bonds—(continued)

Texas—18.16%
Fort Bend Independent School District
Refunding-Series A (PSF-GTD),
5.250%, due 08/15/26	NR	AAA	$5,170,000	$5,281,879

Harris County Refunding-Senior
Lien-Toll Road (FSA Insured),
5.000%, due 08/15/30	Aaa	AAA	10,000,000	10,015,000

Houston Utility System Revenue
Refunding-Combined First Lien
(FSA Insured),
5.000%, due 11/15/16	Aaa	AAA	5,000,000	5,479,750

Houston Utility System Revenue
Refunding-First Lien-Series A
(FGIC Insured),
5.250%, due 05/15/23	A2	AA	13,500,000	13,746,510

Houston Utility System Revenue
Refunding-First Lien-Series A
(MBIA Insured),
5.250%, due 05/15/25	Aaa	AAA	5,665,000	5,771,445

Jefferson County General Obligation
Refunding (FGIC Insured),
5.250%, due 08/01/20	A1	A+	2,000,000	2,064,080

Wylie Independent School District
Refunding (PSF-GTD),
5.000%, due 08/15/30	Aaa	AAA	9,000,000	9,007,740

				51,366,404

Washington—7.98%
Chelan County Public Utility
District No. 001 Consolidated
Revenue Refunding-Chelan
Hydropower-Series A
(MBIA Insured),
6.050%, due 07/01/32(1)	Aaa	AAA	15,000,000	15,255,450

Cowlitz County School District
No. 458 Kelso (Pre-refunded with
US Government Securities to
06/01/12 @ 100) (FSA Insured),
5.750%, due 12/01/15	Aaa	NR	1,355,000	1,506,774

5.750%, due 12/01/18	Aaa	NR	1,000,000	1,112,010

20

Insured Municipal Income Fund Inc.

Portfolio of investments—March 31, 2008

	Moody’s	S&P
	rating	rating	Face
	(unaudited)	(unaudited)	amount	Value

Long-term municipal bonds—(concluded)

Washington—(concluded)
Cowlitz County School District No. 458
Kelso-Unrefunded Balance
(FSA Insured),
5.750%, due 12/01/15	Aaa	NR	$865,000	$953,489

King County Public Hospital District
No. 2 Refunding-Evergreen
Healthcare (MBIA Insured),
5.000%, due 12/01/18	Aaa	AAA	1,500,000	1,568,805

5.000%, due 12/01/19	Aaa	AAA	2,095,000	2,172,703

				22,569,231

Wisconsin—0.41%
Ladysmith-Hawkins School District
Refunding (FGIC Insured),
5.500%, due 04/01/20	Baa3	NR	1,105,000	1,175,499

Total long-term municipal bonds (cost—$476,268,737)				463,228,564

Short-term municipal notes(5)—9.98%

Alaska—0.04%
Valdez Marine Terminal Revenue
Refunding-Exxon Pipeline Co.
Project-Series A,
0.900%, due 04/01/08	VMIG-1	A-1+	100,000	100,000

Florida—1.63%
Orange County Health Facilities
Authority Revenue-Hospital
Orlando Regional
Healthcare-Series A-1
(FSA Insured),
1.350%, due 04/01/08	VMIG-1	A-1+	1,600,000	1,600,000

Palm Beach County Health Facilities
Authority Health Facilities
Revenue-Bethesda Healthcare
System Project,
1.250%, due 04/01/08	VMIG-1	NR	3,000,000	3,000,000

				4,600,000

21

Insured Municipal Income Fund Inc.

Portfolio of investments—March 31, 2008

	Moody’s	S&P
	rating	rating	Face
	(unaudited)	(unaudited)	amount	Value

Short-term municipal notes(5)—(concluded)

Missouri—1.06%
Missouri State Health & Educational
Facilities Authority Educational
Facilities Revenue-Washington
University-Series D,
1.200%, due 04/01/08	VMIG-1	A-1+	$3,000,000	$3,000,000

Nevada—0.20%
Clark County School District-Series A
(FSA Insured),
1.150%, due 04/01/08	VMIG-1	A-1+	560,000	560,000

Texas—6.22%
Harris County Health Facilities
Development Corp. Special
Facilities Revenue-Texas Medical
Center Project-Series B
(FSA Insured),
1.300%, due 04/01/08	VMIG-1	A-1+	17,600,000	17,600,000

Virginia—0.41%
Roanoke Industrial Development
Authority Hospital Revenue-Carilion
Health System-Series C-2
(FSA Insured),
1.200%, due 04/01/08	VMIG-1	A-1+	1,165,000	1,165,000

Wyoming—0.42%
Uinta County Pollution Control Revenue
Refunding-AMOCO Project,
0.900%, due 04/01/08	VMIG-1	NR	1,200,000	1,200,000

Total short-term municipal notes (cost—$28,225,000)				28,225,000

Total investments (cost—$504,493,737)—173.73%				491,453,564

Other assets in excess of liabilities—0.51%				1,432,774

Liquidation value of auction preferred shares—(74.24)%				(210,000,000)

Net assets applicable to common shareholders—100.00%				$282,886,338

(1)	Security subject to Alternative Minimum Tax.
(2)	Floating rate security. The interest rate shown is the current rate as of March 31, 2008.
(3)	Security purchased on a when-issued basis. When issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.
(4)	Entire amount delivered to broker as collateral for futures transactions.

22

Insured Municipal Income Fund Inc.

Portfolio of investments—March 31, 2008

(5)	Variable rate demand notes are payable on demand. The maturity dates shown are the next interest rate reset dates. The interest rates shown are the current rates as of March 31, 2008.
AMBAC	American Municipal Bond Assurance Corporation
CR	Custodial Receipts
FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Authority
FSA	Financial Security Assurance
GTD	Guaranteed
IBC	Insured Bond Certificate
MBIA	Municipal Bond Investors Assurance
NR	Not Rated
PSF	Permanent School Fund
XLCA	XL Capital Assurance

Futures contracts

Number of		Expiration		Current	Unrealized
contracts	Sale contracts	dates	Proceeds	value	depreciation

285	US Treasury Bond
	20 Year Futures	June 2008	$33,798,768	$33,857,109	$(58,341)

80	US Treasury Note
	10 Year Futures	June 2008	9,378,624	9,516,250	(137,626)

			$43,177,392	$43,373,359	$(195,967)

See accompanying notes to financial statements

23

Insured Municipal Income Fund Inc.

Statement of assets and liabilities—March 31, 2008

Assets:
Investments in securities, at value (cost—$504,493,737)	$491,453,564

Cash	258,922

Receivable for interest	6,711,531

Other assets	28,218

Total assets	498,452,235

Liabilities:
Payable for investments purchased	5,000,000

Payable to investment advisor and administrator	198,275

Payable for variation margin	95,703

Dividends payable to auction preferred shareholders	90,716

Accrued expenses and other liabilities	181,203

Total liabilities	5,565,897

Auction preferred shares series A, B, C, D, E & F–4,200 non-participating shares authorized, issued and outstanding; $0.001 par value per auction
preferred share; $50,000 liquidation value per auction preferred share	210,000,000

Net assets applicable to common shareholders	$282,886,338

Net assets applicable to common shareholders:
Common stock—$0.001 par value per common share; 199,995,800
shares authorized;20,628,363 shares issued and outstanding	$301,976,191

Accumulated undistributed net investment income	194,420

Accumulated net realized loss from investments and futures	(6,048,133)

Net unrealized depreciation of investments and futures	(13,236,140)

Net assets applicable to common shareholders	$282,886,338

Net asset value per common share ($282,886,338 applicable to
20,628,363 common shares outstanding)	$13.71

See accompanying notes to financial statements

24

Insured Municipal Income Fund Inc.

Statement of operations

For the
year ended
March 31, 2008

Investment income:
Interest	$23,460,092

Expenses:
Investment advisory and administration fees	4,585,223

Auction preferred shares expenses	606,710

Custody and accounting fees	149,744

Professional fees	97,334

Reports and notices to shareholders	68,582

Stock exchange listing fees	31,766

Directors’ fees	18,304

Transfer agency fees	17,238

Insurance fees	16,449

Other expenses	36,275

5,627,625

Less: Fee waivers by investment advisor and administrator	(2,099,630)

Net expenses	3,527,995

Net investment income	19,932,097

Realized and unrealized losses from investment activities:
Net realized loss from:
Investments	(1,290,360)

Futures	(3,660,379)

Net change in unrealized depreciation of:
Investments	(19,728,985)

Futures	(492,105)

Net realized and unrealized loss from investment activities	(25,171,829)

Dividends and distributions paid to auction preferred shareholders from:
Net investment income	(8,016,944)

Net realized gains from investment activities	(211,006)

Total dividends and distributions paid to auction preferred shareholders	(8,227,950)

Net decrease in net assets applicable to common shareholders resulting from operations	$(13,467,682)

See accompanying notes to financial statements

25

Insured Municipal Income Fund Inc.

Statement of changes in net assets applicable to common shareholders

	For the years ended March 31,

	2008	2007

From operations:
Net investment income	$19,932,097	$19,370,827

Net realized gain (loss) from investments, futures and swaps	(4,950,739)	324,439

Net change in unrealized appreciation/depreciation of investments, futures and swaps	(20,221,090)	6,389,554

Dividends and distributions paid to auction preferred shareholders from:
Net investment income	(8,016,944)	(7,077,445)

Net realized gains from investment activities	(211,006)	(361,884)

Total dividends and distributions paid to auction preferred shareholders	(8,227,950)	(7,439,329)

Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(13,467,682)	18,645,491

Dividends and distributions paid to common shareholders from:
Net investment income	(11,861,311)	(12,707,071)

Net realized gains from investment activities	(336,242)	(701,365)

Total dividends and distributions paid to common shareholders	(12,197,553)	(13,408,436)

Net increase (decrease) in net assets applicable to common shareholders	(25,665,235)	5,237,055

Net assets applicable to common shareholders:
Beginning of year	308,551,573	303,314,518

End of year	$282,886,338	$308,551,573

Accumulated undistributed net investment income	$194,420	$141,442

See accompanying notes to financial statements

26

(This page has been left blank intentionally)

27

Insured Municipal Income Fund Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

For the
year ended
March 31, 2008

Net asset value, beginning of year	$14.96

Net investment income	0.97 (1)

Net realized and unrealized gains (losses) from investment activities	(1.22)

Common share equivalent of dividends and distributions paid to auction preferred shareholders from:
Net investment income	(0.39)

Net realized gains from investment activities	(0.01)

Total dividends and distributions paid to auction preferred shareholders	(0.40)

Net increase (decrease) from operations	(0.65)

Dividends and distributions paid to common shareholders from:

Net investment income	(0.58)

Net realized gains from investment activities	(0.02)

Total dividends and distributions paid to common shareholders	(0.60)

Auction preferred shares offering expenses	—

Net asset value, end of year	$13.71

Market value, end of year	$12.38

Total market price return(3)	(3.86)%

Total net asset value return(4)	(4.52)%

Ratio to average net assets attributable to common shares:
Total expenses, net of fee waivers by advisor and administrator	1.18%

Total expenses, before fee waivers by advisor and administrator	1.88%

Net investment income before auction preferred shares dividends	6.66%

Auction preferred shares dividends from net investment income	2.68%

Net investment income available to common shareholders	3.98%

Supplemental data:
Net assets applicable to common shareholders, end of year (000’s)	$282,886

Portfolio turnover	30%

Asset coverage per share of auction preferred shares, end of year	$117,354

(1)	Calculated using the average shares method.
(2)	Amount represents less than $0.005 per common share.
(3)	Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund’s Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

28

For the years ended March 31,

2007	2006	2005	2004

$14.70	$14.93	$15.39	$15.76

0.94 (1)	0.90	0.83	0.84

0.33	0.02	(0.31)	0.00 (2)

(0.34)	(0.22)	(0.14)	(0.07)

(0.02)	(0.07)	(0.01)	(0.02)

(0.36)	(0.29)	(0.15)	(0.09)

0.91	0.63	0.37	0.75

(0.62)	(0.65)	(0.76)	(0.84)

(0.03)	(0.21)	(0.07)	(0.24)

(0.65)	(0.86)	(0.83)	(1.08)

—	—	—	(0.04)

$14.96	$14.70	$14.93	$15.39

$13.48	$13.02	$12.71	$14.48

8.83%	9.51%	(6.55)%	11.75%

6.31%	4.29%	2.48%	4.68%

1.25%	1.39%	1.51%	1.35%

1.88%	1.90%	1.96%	1.62%

6.32%	5.95%	5.52%	5.42%

2.31%	1.48%	0.90%	0.44%

4.01%	4.47%	4.62%	4.98%

$308,552	$303,315	$308,033	$317,568

39%	57%	50%	37%

$123,465	$122,218	$123,341	$125,612

(4)	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each year reported and a sale at the current net asset value on the last day of each year reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable date. Total investment return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

See accompanying notes to financial statements

29

Insured Municipal Income Fund Inc.

Notes to financial statements

Organization and significant accounting policies
Insured Municipal Income Fund Inc. (the “Fund”) was incorporated in Maryland on February 18, 1993, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company. The Fund’s investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. There can be no assurance that the Fund’s investment objective will be achieved.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate

Insured Municipal Income Fund Inc.

Notes to financial statements

actions; and changes in overall market conditions. If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board or its delegate determines that this does not represent fair value. Securities traded in the over-the-counter (“OTC”) market are valued at the last bid price available on the valuation date prior to valuation.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of March 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of operations for a fiscal period.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161,Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the affect derivatives have on financial performance. Management is currently evaluating the impact the adoption of SFAS 161 may have on the Fund’s financial statement disclosures.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Futures contracts—Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known

Insured Municipal Income Fund Inc.

Notes to financial statements

as the “initial margin.” Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures. Variation margin calls could be substantial in the event of adverse price movements.

Using financial futures contracts involves various market risks. If the Fund was unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses and would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make variation margin payments and might be required to maintain the position being hedged or to maintain cash or securities in a separate account. Furthermore, certain characteristics of the futures market might increase the risk that movements in the prices of the financial futures contracts might not correlate perfectly with movements in the prices of the investments being hedged, including temporary price distortion. The separate account for margin will be maintained at the futures counterparty and may be subject to risks or delays if the counterparty becomes insolvent.

Interest rate swap agreements—The Fund may enter into interest rate swap agreements for hedging purposes. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund. Therefore, the Fund considers the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk.

The Fund accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the

Insured Municipal Income Fund Inc.

Notes to financial statements

termination of swap contracts on the Statement of operations. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps. At March 31, 2008, the Fund was not invested in any interest rate swap agreements.

Dividends and distributions—The Fund intends to pay monthly dividends to common shareholders at a rate level that over time will result in the distribution of all of the Fund’s net investment income remaining after the payment of dividends on any outstanding auction preferred shares. The dividend rate on the common stock is adjusted as necessary to reflect the earnings rate of the Fund. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends to auction preferred shareholders are accrued daily. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
The Fund follows an investment policy of investing primarily in municipal obligations of various states. Economic changes affecting those states and certain of their public bodies and municipalities may affect the ability of the issuers within those states to pay interest on, or repay principal of, municipal obligations held by the Fund.

Investment advisor and administrator
The Board has approved an investment Advisory and Administration Contract (“Advisory Contract”) with UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), under which UBS Global AM serves as investment advisor and administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. In accordance with the Advisory Contract, the Fund is obligated to pay UBS Global AM an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 0.90% of the Fund’s average weekly net assets attributable to holders of common and auction preferred shares. UBS Global AM has agreed to waive a portion of

Insured Municipal Income Fund Inc.

Notes to financial statements

the advisory and administration fee, so that the Fund’s effective fee is 0.83% of average weekly net assets attributable only to holders of common shares. This waiver will continue indefinitely unless the Board agrees to any change. At March 31, 2008, the Fund owed UBS Global AM $198,275 for investment advisory and administration fees, which is composed of $375,079 of investment advisory and administration fees less fees waived of $176,804. For the year ended March 31, 2008, UBS Global AM waived $2,099,630 of investment advisory and administration fees from the Fund.

Additional information regarding compensation to affiliate of a board member
Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year ended March 31, 2008, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $37,309,380. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions. In addition, Morgan Stanley may participate as a broker-dealer in auctions for the Fund’s auction preferred shares and receive compensation therefore. Amounts received by Morgan Stanley, if any, will vary depending upon that firm’s participation in an auction, and such amounts are calculated and paid by the auction agent from money provided by the Fund.

Auction preferred shares
The Fund has issued 800 shares of auction preferred shares Series A, 800 shares of auction preferred shares Series B, 800 shares of auction preferred shares Series C, 600 shares of auction preferred shares Series D, 600 shares of auction preferred shares Series E and 600 shares of auction preferred shares Series F, which are referred to herein collectively as the “APS.” All shares of each series of APS have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends upon liquidation.

Insured Municipal Income Fund Inc.

Notes to financial statements

Dividends, which are cumulative, are generally reset every 7 days for each Series of APS pursuant to a process specified in Fund charter documents. Dividend rates as of March 31, 2008 for each Series of APS were as follows and reflect the “maximum rates” under the governing instruments as a result of “failed auctions” in which sufficient clearing bids were not received:

Series A	3.016%

Series B	3.229%

Series C	3.229%

Series D	3.229%

Series E	3.229%

Series F	3.016%

The Fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The APS are entitled to one vote per share and, unless otherwise required by law, will vote with holders of common stock as a single class, except that the APS will vote separately as a class on certain matters, as required by law. The holders of the APS have the right to elect two directors of the Fund.

The redemption of the Fund’s APS is outside of the control of the Fund because it is redeemable upon the occurrence of events that are not solely within the control of the Fund.

Purchases and sales of securities
For the year ended March 31, 2008, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $147,259,124 and $152,287,976, respectively.

Federal tax status
The Fund intends to distribute substantially all of its tax-exempt income and any taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

Insured Municipal Income Fund Inc.

Notes to financial statements

The tax character of distributions paid during the fiscal years ended March 31, 2008 and March 31, 2007 were as follows:

Distributions paid from:	2008	2007

Tax-exempt income	$19,874,797	$19,708,281

Ordinary income	550,706	77,910

Net long-term capital gains	—	1,061,574

Total distributions paid	$20,425,503	$20,847,765

At March 31, 2008, the components of accumulated deficit on a tax basis were as follows:

Undistributed tax-exempt income	$9,834

Net unrealized depreciation of investments	(13,566,127)

Accumulated capital and other losses	(5,442,844)

Total accumulated deficit	$(18,999,137)

The difference between book-basis and tax-basis unrealized appreciation/deprecation of investments is attributable to the realization for tax purposes of unrealized gains/losses on certain securities that were marked-to-market and premium amortization adjustments.

For federal income tax purposes, the tax cost of investments and the components of net unrealized depreciation of investments at March 31, 2008 were as follows:

Tax cost of investments	$505,019,691

Gross unrealized appreciation	1,662,967

Gross unrealized depreciation	(15,229,094)

Net unrealized depreciation	$(13,566,127)

At March 31, 2008, the Fund had a net capital loss carryforward of $186,835. This loss carryforward is available as a reduction, to the extent provided in the regulations, of any future net realized capital gains and will expire March 31, 2016. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed.

In accordance with US Treasury regulations, the Fund has elected to defer realized capital losses of $5,256,009 arising after October 31, 2007. Such losses are treated for tax purposes as arising on April 1, 2008.

Insured Municipal Income Fund Inc.

Notes to financial statements

To reflect reclassifications arising from permanent “book/tax” differences for the year ended March 31, 2008, the Fund’s undistributed net investment income was decreased by $864 and accumulated net realized losses from investments, futures and swaps was decreased by $864. These differences are primarily due to the tax treatment of market discount and reclassification of dividends.

The Fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”),Accounting for Uncertainty in Income Taxes. The implementation of FIN 48 resulted in no material liabilities for unrecognized tax benefits and no material changes to the beginning net asset value of the Fund.

As of and during the period ended March 31, 2008, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of operations. During the period, the Fund did not incur any interest or penalties.

Each of the tax years in the three year period ended March 31, 2008, remains subject to examination by the Internal Revenue Service and state taxing authorities. The adoption of FIN 48 had no impact on the operations of the Fund for the year ended March 31, 2008.

Insured Municipal Income Fund Inc.

Report of Ernst &Young LLP, independent registered public accounting firm

The Board of Directors and Shareholders
Insured Municipal Income Fund Inc.

We have audited the accompanying statement of assets and liabilities of Insured Municipal Income Fund Inc. (the “Fund”), including the portfolio of investments, as of March 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Insured Municipal Income Fund Inc. at March 31, 2008, the results of its operations for the year then ended, the changes in its net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
May 15, 2008

Insured Municipal Income Fund Inc.

General information (unaudited)

The Fund
Insured Municipal Income Fund Inc. (the “Fund”) is a diversified, closed-end management investment company whose common shares trade on the New York Stock Exchange (“NYSE”). The Fund’s investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. The Fund’s NYSE trading symbol is “PIF.” Comparative net asset value and market price information about the Fund is available weekly in various publications.

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Clarification to asset segregation policy

Cover for strategies using derivative instruments—Transactions using derivative instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, currencies or other options, forward currency contracts or futures contracts or (2) cash or liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or

Insured Municipal Income Fund Inc.

General information (unaudited)

liquid securities, marked to market daily, in a segregated account with its custodian in the prescribed amount.

With respect to futures contracts, the Fund will cover its obligations under the futures transactions in which it participates by either (i) holding offsetting positions that appropriately equal the daily market value of the Fund’s position in the futures contract (less the initial margin and any variation margins deposited with a futures commission merchant); or (ii) accruing such amounts on a daily basis and maintaining segregated assets to cover the futures contract. With respect to a futures contract that is not contractually required to “cash-settle,” the Fund must cover its open position by maintaining segregated assets equal to the contract’s full, notional value. However, the Fund may net non-cash settled futures contracts if the futures have the same expiration date and underlying instruments. With respect to a futures contract that is contractually required to “cash-settle,” the Fund is permitted to maintain segregated assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any) rather than the notional value. By setting aside assets equal to only its net obligation under cash-settled futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding derivatives instrument is open, unless they are replaced with other liquid assets. As a result, the commitment of a large portion of the Fund’s assets to cover positions or segregated accounts could impede portfolio management or the Fund’s ability to meet current obligations.

Dividend reinvestment plan
The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all common shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares of common stock, unless such common shareholders elect to receive cash. Common shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

Insured Municipal Income Fund Inc.

General information (unaudited)

A common shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and common shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on the share certificate or in the transfer agent’s records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a common shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares of common stock in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent’s fees for handling the reinvestment of distributions will be paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days’ written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331 1710.

Insured Municipal Income Fund Inc.

Supplemental information (unaudited)

Board of Directors & Officers
The Fund is governed by a Board of Directors which oversees the Fund’s operations. Each director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Officers are appointed by the directors and serve at the pleasure of the Board. The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director and officer of the Fund, the director’s or officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

The Fund’s most recent proxy statement for an annual meeting of shareholders contains additional information about the directors and is being mailed to shareholders concurrently with this annual report.

Interested Director

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	fund	time served	during past 5 years

Meyer Feldberg††; 66 Morgan Stanley 1585 Broadway 33rd Floor New York, NY 10036	Director	Since 1993	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Leadership and Ethics of the Graduate School of Business at Columbia University (since 1989).

Insured Municipal Income Fund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Professor Feldberg is a director or trustee of 30 investment companies (consisting of 59 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper), and the New York City Ballet.

Insured Municipal Income Fund Inc.

Supplemental information (unaudited)

Independent Directors

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	fund	time served	during past 5 years

Richard Q. Armstrong; 72 c/o Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099	Director and Chairman of the Board of Directors	Since 1995 (Director) Since 2004 (Chairman of the Board of Directors)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995).

Alan S. Bernikow; 67 207 Benedict Ave. Staten Island, NY 10314	Director	Since 2006	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

Richard R. Burt; 61 McLarty Associates 900 17th Street, N.W. Washington, D.C. 20006	Director	Since 1995	Mr. Burt is a senior advisor to McLarty Associates (a consulting firm) (since April 2007) and chairman of IEP Advisors (international investments and consulting firm). Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).

Bernard H. Garil; 67 6754 Casa Grande Way Delray Beach, FL 33446	Director	Since 2006	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

Insured Municipal Income Fund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Mr. Armstrong is a director or trustee of 17 investment companies (consisting of 46 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Mr. Bernikow is a director or trustee of 17 investment companies (consisting of 46 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as a member of its nominating and corporate governance committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee).

Mr. Burt is a director or trustee of 17 investment companies (consisting of 46 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Burt is also a director of The Central European Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc., IGT, Inc. (provides technology to gaming and wagering industry) and The Protective Group, Inc. (produces armor products).

Mr. Garil is a director or trustee of 17 investment companies (consisting of 46 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Insured Municipal Income Fund Inc.

Supplemental information (unaudited)

Independent Directors (concluded)

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	fund	time served	during past 5 years

Heather R. Higgins; 48 255 E. 49th St., Suite 23D New York, NY 10017	Director	Since 2006	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable (vice chairman). She had also served on the board of the Hoover Institution (executive committee) (1995–2000 and 2001–2007).

Insured Municipal Income Fund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Ms. Higgins is a director or trustee of 17 investment companies (consisting of 46 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Insured Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Joseph Allessie*; 42	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively, “UBS Global AM—Americas region”). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 21 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 42	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007) (prior to which he was a director) (since 2001) and head of the US mutual fund treasury administration department (since September 2006) of UBS Global AM—Americas region. He has been with UBS Global AM—Americas region since 1999. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 21 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Insured Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Michael J. Flook*; 43	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 21 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Elbridge T. Gerry III*; 51	Vice President	Since 1996	Mr. Gerry is a managing director—municipal fixed income of UBS Global AM—Americas region (since 2001). Mr. Gerry is a vice president of six investment companies (consisting of 10 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Insured Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Mark F. Kemper**; 50	Vice President and Secretary	Since 2004	Mr. Kemper is general counsel of UBS Global AM—Americas region (since 2004). Mr. Kemper also is a managing director of UBS Global AM—Americas region (since 2006). He was deputy general counsel of UBS Global Asset Management (Americas) Inc. (“UBS Global AM—Americas”) from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas since 1999 and assistant secretary of UBS Global Asset Management Trust Company since 1993. Mr. Kemper is secretary of UBS Global AM—Americas region (since 2004). Mr. Kemper is vice president and secretary of 21 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joanne M. Kilkeary*; 40	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is a director (since March 2008) (prior to which she was an associate director (since 2000)) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 21 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Insured Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Tammie Lee*; 37	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 21 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Steven J. LeMire*; 38	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since October 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 21 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Insured Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Joseph McGill*; 46	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel at J.P. Morgan Investment Management (from 1999–2003). Mr. McGill is a vice president and chief compliance officer of 21 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Kevin Mclntyre*; 41	Vice President	Since 2005	Mr. Mclntyre is a director (since March 2003) and portfolio manager (since October 2005) of UBS Global AM—Americas region. He is also head of municipal trading since 2002. Prior to that he was a trader and assistant portfolio manager with UBS Global AM—Americas region. Mr. Mclntyre is a vice president of two investment companies (consisting of two portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Insured Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Nancy Osborn*; 41	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an assistant vice president with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 21 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 42	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 21 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Insured Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Andrew Shoup*; 51	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and senior member of the global treasury administration department of UBS Global AM—Americas region (since July 2006). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 21 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Insured Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Kai R. Sotorp**; 49	President	Since 2006	Mr. Sotorp is Head-Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Prior to his current role, Mr. Sotorp was head of UBS Global Asset Management—Asia Pacific (2002–2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; head of UBS Global Asset Management (Japan) Ltd. (2001–2004); representative director and president of UBS Global Asset Management (Japan) Ltd. (2000–2004); and member of the board of Mitsubishi Corp.—UBS Realty Inc. (2000–2004). Mr. Sotorp is president of 21 investment companies (consisting of 102 portfolios) for which UBS Global Asset Management—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Insured Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (concluded)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Keith A. Weller*; 46	Vice President and Assistant Secretary	Since 1995	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 21 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

*	This person’s business address is 51 West 52nd Street, New York, New York 10019-6114.

**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

†	Each director holds office until the next annual meeting of shareholders or until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Each director who has attained the age of seventy-five (75) years will be subject to retirement on the last day of the month in which he or she attains such age. Officers of the Fund are appointed by the directors and serve at the pleasure of the Board.

††	Professor Feldberg is deemed an “interested person” of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

Insured Municipal Income Fund Inc.

New York Stock Exchange certifications (unaudited)

The common stock of Insured Municipal Income Fund Inc. (the “Fund”) is listed on the New York Stock Exchange (“NYSE”). As a result, the Fund is subject to certain corporate governance rules and related interpretations issued by the exchange. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund’s president and treasurer have filed certifications with the SEC regarding the quality of the Fund’s public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The Section 302 Certifications were filed as exhibits to the Fund’s annual report on Form N-CSR, which included a copy of this annual report along with other information about the Fund. After the Fund’s 2007 annual meeting of shareholders, it filed a certification with the NYSE on August 10, 2007 stating that its president was unaware of any violation of the NYSE’s Corporate Governance listing standards.

(This page has been left blank intentionally)

(This page has been left blank intentionally)

(This page has been left blank intentionally)

(This page has been left blank intentionally)

(This page has been left blank intentionally)

(This page has been left blank intentionally)

N.B.—The following privacy notice applies to closed-end fund shares where the investor’s holdings are registered directly with the fund’s transfer agent and not held through an intermediary (e.g., in “street name”).

Privacy Notice
This privacy notice is not a part of the shareholder report.

UBS family of funds privacy notice

This notice describes the privacy policy of the UBS family of funds, the UBS PACE Funds and all closed-end funds managed, advised or sub-advised by UBS Global Asset Management (collectively, the “Funds”). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information which is obtained from applications may include name(s), address, social security number or tax identification number, bank account information, other Fund holdings and any affiliation the person has with UBS Financial Services Inc. or its subsidiaries (“Personal Information”).

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information.

The Funds may share Personal Information described above with their affiliates, including UBS Financial Services Inc. and UBS AG, for marketing and other business purposes, such as to facilitate the servicing of accounts.

The Funds may share Personal Information described above with a non-affiliated third party if the entity is under contract to perform transaction processing or to service and maintain shareholder accounts on behalf of the Funds and otherwise as permitted by law. Any such contract will include provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. The Funds may also disclose Personal Information to regulatory authorities as required by applicable law.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them.

The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

Directors
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt

Principal Officers
Kai R. Sotorp	Elbridge T. Gerry III
President	Vice President

Mark F. Kemper	Kevin Mclntyre
Vice President and Secretary	Vice President

Thomas Disbrow
Vice President and Treasurer

Investment Advisor and Administrator
 UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

© 2008 UBS Global Asset Management (Americas) Inc. All rights reserved.

UBS Global Asset Management (Americas) Inc.
 51 West 52nd Street
New York, New York 10019-6114

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
For the fiscal years ended March 31, 2008 and March 31, 2007, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $40,000 and $40,000, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:
In each of the fiscal years ended March 31, 2008 and March 31, 2007, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $8,700 and $8,773, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2007 and 2006 semiannual financial statements, (2) review of the consolidated 2006 and 2005 report on the profitability of the UBS Funds to UBS Global Asset Management (Americas) Inc. and its affiliates to assist the board members in their annual advisory/administration contract reviews and (3) auction preferred shares testing for the registrant’s fiscal years ended 2008 and 2007.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended March 31, 2008 and March 31, 2007, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $12,990 and $12,500, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:
In each of the fiscal years ended March 31, 2008 and March 31, 2007, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures:
The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004-Revised as of May 2007)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit] Committee shall:

...

2.	Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

[1] The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)	(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2008 and March 31, 2007 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2008 and March 31, 2007 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2008 and March 31, 2007 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2008 and March 31, 2007 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2008 and March 31, 2007 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2008 and March 31, 2007 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended March 31, 2008, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)	For the fiscal years ended March 31, 2008 and March 31, 2007, the aggregate fees billed by E&Y of $146,599 and $21,273, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2008	2007

Covered Services	$21,690	$21,273
Non-Covered Services	124,909	0

(h)	The registrant’s audit committee was not required to consider whether the provision of non- audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Armstrong, Mr. Bernikow, Mr. Burt, Mr. Garil and Ms. Higgins.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant’s advisor. Following is a summary of the proxy voting policy of the advisor.

CORPORATE GOVERNANCE PHILOSOPHY, VOTING GUIDELINES AND POLICY SUMMARY

The proxy voting policy of UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determines appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM’s proxy voting policy.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of auditors.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing our proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) (1)	Name – Kevin McIntyre
Title – Vice President
Length of Service – Since 2005

Business Experience Last 5 Years – Mr. McIntyre is a director (since March 2003) and portfolio manager (since October 2005) of UBS Global Asset Management (Americas) Inc. and UBS Global Asset Management (US) Inc. (collectively, the “UBS Global AM – Americas Region” or “Advisor”). He is also Head of Municipal Trading since 2002. Prior to that he was a trader and assistant portfolio manager with UBS Global AM–Americas region. Mr. McIntyre is a vice president of two investment companies (consisting of two portfolios) for which UBS Global AM–Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Information is as of – May 30, 2008

(a) (2) (i)	Portfolio Manager

Kevin McIntyre

(a) (2) (ii) (A)	Registered Investment Companies

The Portfolio Manager is responsible for one additional Registered Investment Company (not including the Registrant) which had approximately $256 million in total assets as of March 31, 2008.

(a) (2) (ii)(B)	Other Pooled Investment Vehicles

The Portfolio Manager is responsible for no additional Other Pooled Investment Vehicles.

(a) (2) (ii) (C)	Other Accounts

The Portfolio Manager is responsible for one additional account totaling approximately $7,000.00

(a) (2) (iii)	Accounts with respect to which an advisory fee is based on the performance of the account.

None

(a) (2) (iv)	Conflicts.

The management of the registrant and other accounts by a portfolio manager could result in potential conflicts of interest if the registrant and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the registrant. The portfolio manager and his team manage the registrant and other accounts utilizing an approach that groups similar accounts by characteristics and objectives. The Advisor manages accounts according to their respective objectives, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, the registrant may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Advisor and the registrant have adopted a Code of Ethics that governs such personal trading, but there is no assurance that the Code will adequately address all such conflicts.

(Information in Item 8(a)(2) is provided as of the Registrant’s fiscal year end of March 31, 2008.)

(a) (3)	Compensation.

The compensation received by portfolio managers at UBS Global AM, including Mr. McIntyre, includes a base salary and incentive compensation as detailed below. Overall compensation can be grouped into three categories: base salary, annual bonuses and UBS AG equity. Base salary is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Annual bonuses are correlated with performance and are based on three components: 1) the firm’s overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual’s specific contribution to the firm’s results. Senior investment professionals may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. Broader equity share ownership is encouraged for all employees through “Equity Plus.” This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS stock options are given for each share acquired and held for two years. The performance related component of the portfolio manager’s bonus is based on the performance of the funds he manages as compared to each fund’s broad-based index over one, two and three year periods. With respect to the Registrant, the benchmark is the Lehman Brothers Municipal Bond Index. (Information in Item 8(a)(3) is provided as of the Registrant’s fiscal year end of March 31, 2008, except as otherwise noted.)

(a) (4)	Dollar Range of Securities of Registrant Beneficially Owned by Portfolio Manager.

None

(Information in Item 8(a)(4) is provided as of the Registrant’s fiscal year end of March 31, 2008.)

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)

under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is incorporated by reference herein from Exhibit EX-99.CODE ETH to the registrant’s Report on Form N-CSR filed June 9, 2004 (Accession Number: 0000950136-04-001889)(SEC File No. 811-07528).

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Insured Municipal Income Fund Inc.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	May 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	May 30, 2008

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	May 30, 2008